Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Fourth Quarter & Full Year 2019 Financial Results

▪	Reports Record Fourth Quarter and Full Year 2019 Revenues of $3.1B & $12.0B

▪	Delivers Fourth Quarter Double-Digit Gross Profit Growth for Total Used Vehicles and Parts & Service

▪	Grows U.S. Same Store Total Gross Profit By +9% for the Third Consecutive Quarter
HOUSTON, February 5, 2020 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2019 fourth quarter net income of $48.1 million, diluted earnings per common share of $2.57, adjusted net income (a non-GAAP measure) of $56.3 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $3.01. The Company’s 2019 fourth quarter total revenue was a fourth quarter record of $3.1 billion.
For the full year of 2019, net income increased 10.3 percent from the comparable prior-year period, to $174.0 million; and diluted earnings per common share increased 19.3 percent, to $9.34. Full year 2019 adjusted net income (a non-GAAP measure) increased 13.4 percent, to $203.6 million; and adjusted diluted earnings per common share (a non-GAAP measure) increased 22.7 percent, to $10.93. Total revenue grew 3.8 percent to a record $12.0 billion.
Adjusted net income and diluted earnings per share excluded net after-tax adjustments of $8.2 million, or $0.44 per share, in fourth quarter 2019, and $13.1 million, or $0.69 per share, in fourth quarter 2018. The after-tax adjustments in both periods primarily related to non-cash impairments of certain intangible assets. Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“We are delighted to report a record year based on an extremely strong performance by our U.S. operating team,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Despite a softer U.S. and U.K. market for new vehicles, we drove our company forward with strong focus on used vehicles, service, finance & insurance, and cost control. Growing our adjusted earnings by 13.4 percent and adjusted EPS by 22.7 percent demonstrates the strength of our business model and our operating team.”
Consolidated Results for Fourth Quarter 2019 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue increased 7.0 percent (7.3 percent), to a fourth quarter record of $3.1 billion.

▪	Total gross profit increased 7.5 percent (7.7 percent), to $464.6 million.

▪
New vehicle revenues increased 6.9 percent (7.3 percent) on a 3.0 percent increase in unit sales. New vehicle gross profit increased 3.8 percent (4.0 percent), to $84.3 million. U.S. Same Store new unit sales increased 2.5 percent.

▪
Retail used vehicle revenues increased 8.8 percent (9.0 percent) on 7.1 percent higher unit sales. Retail used vehicle gross profit increased 11.9 percent (12.2 percent), to $46.0 million. Total used vehicle gross profit grew 12.4 percent (12.8 percent), to $46.3 million. U.S. Same Store retail used vehicle revenue increased 9.3 percent, driven by a 7.9 percent increase in unit sales; and retail used gross profit increased 13.1 percent, reflecting the volume growth and a $56 per unit improvement in gross profit, to $1,224 per unit.

▪
Parts and service gross profit grew 10.1 percent (10.3 percent) on revenue growth of 6.9 percent (7.2 percent). U.S. Same Store parts and service revenues and gross profit grew 8.1 percent and 11.9 percent, respectively.

▪	Finance and Insurance (F&I) gross profit per retail unit (PRU) decreased 0.3 percent (decreased 0.2 percent), to $1,578. U.S. Same Store F&I gross profit PRU grew $47, to $1,843.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit decreased 220 basis points, to 72.8 percent. Adjusted SG&A as a percent of gross profit decreased 190 basis points, to 72.9 percent.

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Consolidated Results for Full Year 2019 (year-over-year comparable basis)

▪	Total revenue increased 3.8 percent (5.1 percent), to a record $12.0 billion.

▪	Total gross profit grew 5.3 percent (6.2 percent), to a record $1.8 billion.

▪
New vehicle gross profit decreased 3.2 percent (decreased 2.1 percent). The Company retailed 169,136 new vehicles in 2019, which represented a 0.8 percent decrease in new vehicle unit sales from 2018, reflecting weaker industry sales in the U.S. and U.K.

▪
Retail used vehicle gross profit increased 8.3 percent (9.4 percent) on a revenue increase of 6.3 percent (7.7 percent). The Company retailed 158,549 used vehicles in 2019, a 7.1 percent increase over 2018.

▪	Parts and service gross profit rose 7.4 percent (8.3 percent) on 6.6 percent (7.6 percent) higher revenues.

▪	F&I revenues rose 6.5 percent (7.1 percent). U.S. F&I gross profit PRU increased $72, to $1,782.

▪
SG&A expenses as a percent of gross profit increased 100 basis points, to 74.8 percent. Adjusted SG&A expenses as a percent of gross profit decreased 60 basis points, to 74.0 percent. Adjusted U.S. Same Store SG&A expenses as a percent of gross profit decreased 70 basis points to 70.8 percent.

▪	Operating margin increased 10 basis points to 3.0 percent. Adjusted operating margin increased 10 basis points to 3.3 percent.
Segment Results for Fourth Quarter 2019 (year-over-year comparable basis)
▪United States:
The Company’s U.S. operations accounted for 77.8 percent of total revenues and 82.7 percent of total gross profit. Total U.S. revenues grew 6.8 percent, to $2.4 billion. Total gross profit grew 9.0 percent, to $384.3 million. Same store U.S. total gross profit has now increased by approximately 9.0 percent for three consecutive quarters.

◦
New vehicle gross profit increased 3.7 percent on a revenue increase of 5.6 percent. Same Store new vehicle gross profit grew 2.0 percent, to $62.7 million, reflecting a 2.5 percent growth in unit sales, partially offset by an $8 decrease in gross profit PRU, to $1,963.

◦
Retail used gross profit grew 13.5 percent, on a revenue increase of 9.2 percent. Same Store retail used vehicle gross profit grew 13.1 percent, to $35.8 million, reflecting a 7.9 percent growth in units and a $56 increase in gross profit PRU, to $1,224.

◦
Parts and service revenues increased 7.5 percent and gross profit increased by 11.6 percent. Same Store parts and service gross profit grew 11.9 percent, to $166.5 million, driven by a 13.4 percent increase in customer pay gross profit. These results were enabled by the continued growth of Same Store service advisor and technician headcount, which increased by 11.0 percent.

◦
F&I revenues increased 7.4 percent, to $113.9 million. F&I gross profit PRU grew $57, to $1,835, reflecting strong product penetration and increased income per contract. Same Store F&I gross profit PRU increased $47, to $1,843.

◦	SG&A expenses as a percent of gross profit decreased 250 basis points, to 69.2 percent. Adjusted SG&A expenses as a percent of gross profit decreased 200 basis points, to 69.4 percent.
▪United Kingdom:
The Company’s U.K. operations accounted for 18.4 percent of total revenues and 14.3 percent of total gross profit. Total Same Store U.K. revenues increased 3.6 percent (3.6 percent), to $519.9 million. Same Store total gross profit decreased 3.3 percent (decreased 3.7 percent), to $59.8 million. Same Store SG&A expenses as a percent of gross profit increased 70 basis points, to 89.5 percent.

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▪Brazil:
The Company’s Brazilian operations accounted for 3.8 percent of total revenues and 3.0 percent of total gross profit. The Company’s Same Store new vehicle revenues increased 3.0 percent (11.2 percent), with units up 2.8 percent. Same Store total revenues increased 4.9 percent (13.3 percent), with the increase driven by constant currency revenue growth of 28.2 percent in total used vehicles, 11.2 percent in new vehicles, and 8.4 percent in parts and service. Same Store SG&A expenses as a percent of gross profit decreased 380 basis points, to 77.8 percent.
Share Repurchase Authorization
Since October 24, 2019, the Company has repurchased 163,484 shares at an average price per common share of $98.28, for a total of $16.1 million. During 2019, the Company repurchased 14,200 shares at an average price of $99.98, for a total of $1.4 million. Year-to-date 2020, the Company repurchased 149,284 shares at an average price of $98.12, for a total of $14.7 million. As of February 5, 2020, the Company has $58.9 million remaining on its Board authorized common stock share repurchase program. Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
As previously announced in December 2019, the Company acquired two Lexus dealerships in New Mexico, which are the only Lexus franchises in the state and expected to generate an estimated $90 million in annual revenues. The addition of these stores increases Group 1’s total representation in New Mexico to nine automotive luxury brand franchises, which include BMW/MINI, BMW Motorrad (motorcycles), Lexus, and Jaguar/Land Rover.
During 2019, the Company acquired a total of 15 franchises, which are expected to generate an estimated $430 million in annual revenues; and the Company has disposed of 12 franchises that generated approximately $240 million in trailing-twelve-month revenues.
Fourth Quarter 2019 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter and full year 2019 financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    6623265
A telephonic replay will be available following the call through February 12, 2020 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10138507

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ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 186 automotive dealerships, 242 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) our ability to retain key personnel, and (j) uncertainty of the outcome and potential impact of Brexit. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.

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In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain disclosures are reported as zero balances or may not compute due to rounding.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended December 31,
	2019	2018	Increase/(Decrease)	% Change
REVENUES
New vehicle retail sales	$1,681.9	$1,572.7	$109.2	6.9%
Used vehicle retail sales	838.8	771.2	67.6	8.8%
Used vehicle wholesale sales	81.8	86.1	(4.3)	(5.0)%
Parts and service sales	379.2	354.7	24.5	6.9%
Finance, insurance and other, net	129.7	124.0	5.7	4.6%
Total revenues	3,111.4	2,908.8	202.6	7.0%
COST OF SALES
New vehicle retail sales	1,597.6	1,491.5	106.1	7.1%
Used vehicle retail sales	792.8	730.2	62.7	8.6%
Used vehicle wholesale sales	81.5	86.0	(4.6)	(5.3)%
Parts and service sales	174.9	169.1	5.8	3.4%
Total cost of sales	2,646.8	2,476.7	170.0	6.9%
GROSS PROFIT	464.6	432.1	32.6	7.5%
Selling, general and administrative expenses	338.1	323.8	14.2	4.4%
Depreciation and amortization expense	18.6	17.1	1.5	8.6%
Asset impairments	11.5	16.5	(5.0)	(30.4)%
INCOME (LOSS) FROM OPERATIONS	96.5	74.7	21.9	29.3%
INTEREST EXPENSE
Floorplan interest expense	14.6	16.5	(1.9)	(11.6)%
Other interest expense, net	19.0	18.4	0.6	3.4%
INCOME (LOSS) BEFORE INCOME TAXES	62.9	39.7	23.2	58.4%
(Benefit) provision for income taxes	14.8	9.0	5.8	64.9%
NET INCOME (LOSS)	$48.1	$30.7	$17.4	56.5%
Less: Earnings (loss) allocated to participating securities	1.7	1.1	0.6	58.8%
Net income (loss) available to diluted common shares	$46.3	$29.6	$16.7	56.4%
DILUTED EARNINGS (LOSS) PER SHARE	$2.57	$1.62	$0.95	58.7%
Weighted average dilutive common shares outstanding	18.0	18.3	(0.2)	(1.3)%
Weighted average participating securities	0.7	0.7	—	0.2%
Total weighted average shares	18.7	18.9	(0.2)	(1.2)%
Effective tax rate	23.5%	22.6%	0.9%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share amounts)

	Year Ended December 31,
	2019	2018	Increase/(Decrease)	% Change
REVENUES
New vehicle retail sales	$6,314.1	$6,181.4	$132.7	2.1%
Used vehicle retail sales	3,366.6	3,166.1	200.6	6.3%
Used vehicle wholesale sales	355.2	369.6	(14.4)	(3.9)%
Parts and service sales	1,510.0	1,416.9	93.1	6.6%
Finance, insurance and other, net	497.9	467.5	30.4	6.5%
Total revenues	12,043.8	11,601.4	442.4	3.8%
COST OF SALES
New vehicle retail sales	6,013.3	5,870.5	142.8	2.4%
Used vehicle retail sales	3,165.3	2,980.1	185.2	6.2%
Used vehicle wholesale sales	354.1	367.9	(13.7)	(3.7)%
Parts and service sales	695.0	657.7	37.3	5.7%
Total cost of sales	10,227.8	9,876.3	351.5	3.6%
GROSS PROFIT	1,816.0	1,725.1	90.9	5.3%
Selling, general and administrative expenses	1,358.4	1,273.1	85.3	6.7%
Depreciation and amortization expense	71.6	67.1	4.6	6.8%
Asset impairments	22.2	43.9	(21.6)	(49.3)%
INCOME (LOSS) FROM OPERATIONS	363.7	341.1	22.6	6.6%
INTEREST EXPENSE
Floorplan interest expense	61.6	59.9	1.7	2.8%
Other interest expense, net	74.9	75.8	(0.9)	(1.2)%
INCOME (LOSS) BEFORE INCOME TAXES	227.3	205.4	21.9	10.6%
(Benefit) provision for income taxes	53.3	47.6	5.6	11.8%
NET INCOME (LOSS)	$174.0	$157.8	$16.2	10.3%
Less: Earnings (loss) allocated to participating securities	6.4	5.4	1.0	18.8%
Net income (loss) available to diluted common shares	$167.6	$152.4	$15.2	10.0%
DILUTED EARNINGS (LOSS) PER SHARE	$9.34	$7.83	$1.51	19.3%
Weighted average dilutive common shares outstanding	17.9	19.5	(1.5)	(7.8)%
Weighted average participating securities	0.7	0.7	—	(0.5)%
Total weighted average shares	18.6	20.2	(1.5)	(7.6)%
Effective tax rate	23.4%	23.2%	0.2%

Group 1 Automotive, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(Dollars in millions)

	December 31, 2019	December 31, 2018	Increase/(Decrease)	% Change
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$23.8	$15.9	$7.8	49.1%
Contracts in transit and vehicle receivables, net	253.8	265.7	(11.8)	(4.5)%
Accounts and notes receivable, net	225.1	194.0	31.1	16.0%
Inventories, net	1,901.7	1,844.1	57.7	3.1%
Prepaid expenses	96.4	56.3	40.1	71.3%
Other current assets	15.5	26.4	(10.9)	(41.3)%
TOTAL CURRENT ASSETS	2,516.3	2,402.4	114.0	4.7%
Property and equipment, net	1,547.1	1,347.8	199.3	14.8%
Operating lease assets	220.1	—	220.1	100.0%
Goodwill	1,008.3	963.9	44.4	4.6%
Intangible franchise rights	253.5	259.6	(6.1)	(2.3)%
Other long-term assets	24.8	27.3	(2.5)	(9.2)%
TOTAL ASSETS	$5,570.2	$5,001.1	$569.1	11.4%

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Floorplan notes payable — credit facility and other, net of offset account of $106.8 and $33.6, respectively	$1,144.4	$1,258.8	$(114.4)	(9.1)%
Floorplan notes payable — manufacturer affiliates, net of offset account of $4.1 and $0.1, respectively	459.9	417.8	42.0	10.1%
Current maturities of long-term debt	59.1	93.0	(33.8)	(36.4)%
Current operating lease liabilities	24.6	—	24.6	100.0%
Accounts payable	527.5	419.4	108.1	25.8%
Accrued expenses and other current liabilities	206.7	197.6	9.1	4.6%
TOTAL CURRENT LIABILITIES	2,422.3	2,386.6	35.7	1.5%
Long-term debt, net of current maturities	1,432.1	1,281.5	150.6	11.8%
Operating lease liabilities, net of current portion	210.7	—	210.7	100.0%
Deferred income taxes	145.7	134.7	11.0	8.2%
Other long-term liabilities	103.6	102.6	1.0	1.0%
Commitments and Contingencies
STOCKHOLDERS’ EQUITY
Common stock	0.3	0.3	—	—%
Additional paid-in capital	295.3	292.8	2.6	0.9%
Retained earnings	1,542.4	1,394.8	147.6	10.6%
Accumulated other comprehensive income (loss)	(147.0)	(137.8)	(9.2)	6.7%
Treasury stock	(435.3)	(454.4)	19.0	(4.2)%
TOTAL STOCKHOLDERS’ EQUITY	1,255.7	1,095.7	160.0	14.6%
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,570.2	$5,001.1	$569.1	11.4%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended December 31,		Year Ended December 31,
		2019 (%)	2018 (%)	2019 (%)	2018 (%)
New vehicle unit sales geographic mix
Region	Geographic Market
United States	Texas	37.8	38.6	36.3	36.4
	Oklahoma	6.9	6.7	6.8	6.3
	California	5.3	6.0	5.5	6.2
	Massachusetts	4.7	4.7	4.7	4.9
	Georgia	4.7	4.7	4.6	4.5
	Florida	3.1	2.7	2.7	2.7
	Louisiana	2.2	2.5	2.4	2.1
	New Hampshire	1.8	1.8	1.8	1.8
	New Jersey	1.9	1.7	1.8	1.6
	South Carolina	1.8	1.9	1.7	1.6
	Mississippi	1.0	1.1	1.1	1.2
	Kansas	1.2	1.3	1.1	1.4
	Alabama	0.6	0.7	0.7	0.7
	Maryland	0.5	0.5	0.5	0.5
	New Mexico	0.8	0.2	0.5	0.2
		74.3	75.1	72.2	72.1

International	United Kingdom	19.8	19.0	22.2	22.7
	Brazil	5.9	5.9	5.6	5.2
		100.0	100.0	100.0	100.0

New vehicle unit sales brand mix
Toyota/Lexus		25.1	25.9	24.7	25.2
Volkswagen/Audi/Porsche/SEAT/SKODA		14.6	11.4	14.1	13.4
BMW/MINI		12.0	11.8	12.0	12.0
Honda/Acura		10.8	10.7	10.7	9.7
Ford/Lincoln		9.9	10.2	10.4	10.9
Chevrolet/GMC/Buick/Cadillac		6.8	7.1	6.6	6.1
Nissan		5.3	6.5	5.9	6.5
Mercedes-Benz/Smart/Sprinter		5.4	5.1	5.2	4.8
Hyundai/Kia/Genesis		3.5	3.7	3.7	3.9
Chrysler/Dodge/Jeep/RAM		3.4	3.7	3.4	4.0
Jaguar/Land Rover		1.9	2.0	2.0	1.9
Other		1.3	1.9	1.3	1.6
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$1,319.9	$1,249.4	$70.5	5.6%
Used vehicle retail sales	632.4	579.2	53.2	9.2%
Used vehicle wholesale sales	41.5	41.4	0.1	0.3%
Total used	673.9	620.6	53.3	8.6%
Parts and service sales	312.3	290.5	21.8	7.5%
F&I, net	113.9	106.0	7.8	7.4%
Total revenues	$2,419.9	$2,266.5	$153.4	6.8%
Gross profit
New vehicle retail sales	$64.6	$62.3	$2.3	3.7%
Used vehicle retail sales	36.5	32.2	4.3	13.5%
Used vehicle wholesale sales	0.1	0.4	(0.3)	(76.2)%
Total used	36.6	32.5	4.1	12.5%
Parts and service sales	169.2	151.6	17.6	11.6%
F&I, net	113.9	106.0	7.8	7.4%
Total gross profit	$384.3	$352.5	$31.8	9.0%
Gross margin
New vehicle retail sales	4.9%	5.0%	(0.1)%
Used vehicle retail sales	5.8%	5.6%	0.2%
Used vehicle wholesale sales	0.2%	0.9%	(0.7)%
Total used	5.4%	5.2%	0.2%
Parts and service sales	54.2%	52.2%	2.0%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.9%	15.6%	0.3%
Units sold
Retail new vehicles sold	32,347	31,754	593	1.9%
Retail used vehicles sold	29,717	27,887	1,830	6.6%
Wholesale used vehicles sold	7,034	6,832	202	3.0%
Total used	36,751	34,719	2,032	5.9%
Average sales price per unit sold
New vehicle retail	$40,804	$39,347	$1,457	3.7%
Used vehicle retail	$21,280	$20,768	$512	2.5%
Gross profit per unit sold
New vehicle retail sales	$1,998	$1,962	$36	1.8%
Used vehicle retail sales	$1,229	$1,154	$75	6.5%
Used vehicle wholesale sales	$12	$53	$(41)	(76.9)%
Total used	$996	$937	$59	6.3%
F&I PRU	$1,835	$1,778	$57	3.2%
Other
SG&A expenses	$266.1	$252.6	$13.4	5.3%
Adjusted SG&A expenses (1)	$266.8	$251.0	$15.8	6.3%
SG&A as % gross profit	69.2%	71.7%	(2.5)%
Adjusted SG&A as % gross profit (1)	69.4%	71.4%	(2.0)%
Interest expense
Floorplan interest expense	$12.5	$14.7	$(2.2)	(15.0)%
Less: Floorplan assistance	13.3	12.6	0.6	5.1%
Net floorplan expense	$(0.8)	$2.1	$(2.9)	(136.2)%
Other interest expense, net	$17.0	$16.5	$0.6	3.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$4,832.2	$4,682.8	$149.4	3.2%
Used vehicle retail sales	2,509.9	2,307.0	202.9	8.8%
Used vehicle wholesale sales	174.5	178.9	(4.4)	(2.5)%
Total used	2,684.4	2,485.9	198.5	8.0%
Parts and service sales	1,234.4	1,153.3	81.2	7.0%
F&I, net	433.2	401.3	32.0	8.0%
Total revenues	$9,184.2	$8,723.3	$461.0	5.3%
Gross profit
New vehicle retail sales	$228.8	$229.1	$(0.2)	(0.1)%
Used vehicle retail sales	161.7	141.7	20.0	14.1%
Used vehicle wholesale sales	2.5	3.8	(1.2)	(33.1)%
Total used	164.2	145.5	18.8	12.9%
Parts and service sales	668.5	615.5	53.0	8.6%
F&I, net	433.2	401.3	32.0	8.0%
Total gross profit	$1,494.8	$1,391.3	$103.5	7.4%
Gross margin
New vehicle retail sales	4.7%	4.9%	(0.2)%
Used vehicle retail sales	6.4%	6.1%	0.3%
Used vehicle wholesale sales	1.4%	2.1%	(0.7)%
Total used	6.1%	5.9%	0.3%
Parts and service sales	54.2%	53.4%	0.8%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.3%	15.9%	0.3%
Units sold
Retail new vehicles sold	122,096	122,873	(777)	(0.6)%
Retail used vehicles sold	121,016	111,806	9,210	8.2%
Wholesale used vehicles sold	28,577	30,625	(2,048)	(6.7)%
Total used	149,593	142,431	7,162	5.0%
Average sales price per unit sold
New vehicle retail	$39,577	$38,111	$1,466	3.8%
Used vehicle retail	$20,740	$20,634	$106	0.5%
Gross profit per unit sold
New vehicle retail sales	$1,874	$1,864	$10	0.5%
Used vehicle retail sales	$1,336	$1,267	$69	5.4%
Used vehicle wholesale sales	$88	$122	$(35)	(28.3)%
Total used	$1,098	$1,021	$76	7.5%
F&I PRU	$1,782	$1,710	$72	4.2%
Other
SG&A expenses	$1,075.6	$982.1	$93.5	9.5%
Adjusted SG&A expenses (1)	$1,061.1	$999.5	$61.5	6.2%
SG&A as % gross profit	72.0%	70.6%	1.4%
Adjusted SG&A as % gross profit (1)	71.0%	71.9%	(0.9)%
Interest expense
Floorplan interest expense	$53.7	$52.8	$1.0	1.8%
Less: Floorplan assistance	48.5	46.3	2.2	4.7%
Net floorplan expense	$5.2	$6.5	$(1.2)	(18.9)%
Other interest expense, net	$67.5	$68.1	$(0.6)	(0.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$283.5	$246.1	$37.5	15.2%	$—	15.3%
Used vehicle retail sales	184.5	171.0	13.5	7.9%	(0.2)	8.0%
Used vehicle wholesale sales	35.2	39.4	(4.2)	(10.5)%	(0.1)	(10.3)%
Total used	219.7	210.4	9.3	4.4%	(0.3)	4.6%
Parts and service sales	55.4	52.6	2.8	5.3%	(0.1)	5.5%
F&I, net	13.8	15.0	(1.1)	(7.5)%	0.1	(8.2)%
Total revenues	$572.5	$524.0	$48.5	9.2%	$(0.4)	9.3%
Gross profit
New vehicle retail sales	$14.6	$14.0	$0.5	3.9%	$0.2	2.3%
Used vehicle retail sales	8.2	7.6	0.6	8.3%	—	8.7%
Used vehicle wholesale sales	(0.1)	(0.5)	0.4	83.3%	—	86.1%
Total used	8.2	7.1	1.1	15.0%	—	15.6%
Parts and service sales	29.9	28.8	1.1	3.7%	(0.1)	3.8%
F&I, net	13.8	15.0	(1.1)	(7.5)%	0.1	(8.2)%
Total gross profit	$66.5	$64.9	$1.5	2.4%	$0.2	2.0%
Gross margin
New vehicle retail sales	5.1%	5.7%	(0.6)%
Used vehicle retail sales	4.5%	4.5%	—%
Used vehicle wholesale sales	(0.2)%	(1.3)%	1.1%
Total used	3.7%	3.4%	0.3%
Parts and service sales	54.0%	54.8%	(0.8)%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.6%	12.4%	(0.8)%
Units sold
Retail new vehicles sold	8,626	8,019	607	7.6%
Retail used vehicles sold	7,837	7,148	689	9.6%
Wholesale used vehicles sold	4,661	4,742	(81)	(1.7)%
Total used	12,498	11,890	608	5.1%
Average sales price per unit sold
New vehicle retail	$32,871	$30,683	$2,188	7.1%	$(4)	7.1%
Used vehicle retail	$23,539	$23,923	$(385)	(1.6)%	$(27)	(1.5)%
Gross profit per unit sold
New vehicle retail sales	$1,690	$1,750	$(60)	(3.4)%	$25	(4.9)%
Used vehicle retail sales	$1,052	$1,065	$(13)	(1.2)%	$(4)	(0.9)%
Used vehicle wholesale sales	$(18)	$(109)	$90	83.0%	$(3)	85.9%
Total used	$653	$597	$56	9.4%	$(3)	10.0%
F&I PRU	$840	$986	$(146)	(14.8)%	$6	(15.4)%
Other
SG&A expenses	$61.0	$58.8	$2.2	3.7%	$0.1	3.6%
SG&A as % gross profit	91.9%	90.6%	1.3%
Interest expense
Floorplan interest expense	$2.0	$1.6	$0.3	20.1%	$—	19.8%
Less: Floorplan assistance	0.3	0.1	0.1	100.7%	—	100.4%
Net floorplan expense	$1.7	$1.5	$0.2	12.5%	$—	12.2%
Other interest expense, net	$1.9	$1.8	$0.1	5.8%	$—	5.7%

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$1,195.1	$1,217.1	$(22.1)	(1.8)%	$(58.3)	3.0%
Used vehicle retail sales	771.3	771.7	(0.4)	(0.1)%	(35.6)	4.6%
Used vehicle wholesale sales	162.3	173.8	(11.4)	(6.6)%	(7.4)	(2.3)%
Total used	933.7	945.5	(11.8)	(1.3)%	(43.1)	3.3%
Parts and service sales	227.9	217.6	10.3	4.8%	(10.4)	9.6%
F&I, net	57.0	57.2	(0.2)	(0.3)%	(2.4)	3.9%
Total revenues	$2,413.7	$2,437.4	$(23.7)	(1.0)%	$(114.2)	3.7%
Gross profit
New vehicle retail sales	$54.2	$63.6	$(9.4)	(14.7)%	$(2.2)	(11.3)%
Used vehicle retail sales	33.7	38.9	(5.2)	(13.3)%	(1.6)	(9.1)%
Used vehicle wholesale sales	(2.7)	(2.7)	—	(0.3)%	0.1	(2.8)%
Total used	31.0	36.2	(5.2)	(14.3)%	(1.6)	(10.0)%
Parts and service sales	125.4	123.0	2.5	2.0%	(5.7)	6.7%
F&I, net	57.0	57.2	(0.2)	(0.3)%	(2.4)	3.9%
Total gross profit	$267.7	$279.9	$(12.2)	(4.4)%	$(11.9)	(0.1)%
Gross margin
New vehicle retail sales	4.5%	5.2%	(0.7)%
Used vehicle retail sales	4.4%	5.0%	(0.7)%
Used vehicle wholesale sales	(1.7)%	(1.6)%	(0.1)%
Total used	3.3%	3.8%	(0.5)%
Parts and service sales	55.0%	56.5%	(1.5)%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.1%	11.5%	(0.4)%
Units sold
Retail new vehicles sold	37,565	38,716	(1,151)	(3.0)%
Retail used vehicles sold	33,121	31,966	1,155	3.6%
Wholesale used vehicles sold	20,694	21,666	(972)	(4.5)%
Total used	53,815	53,632	183	0.3%
Average sales price per unit sold
New vehicle retail	$31,814	$31,438	$376	1.2%	$(1,551)	6.1%
Used vehicle retail	$23,288	$24,142	$(854)	(3.5)%	$(1,075)	0.9%
Gross profit per unit sold
New vehicle retail sales	$1,443	$1,642	$(199)	(12.1)%	$(57)	(8.6)%
Used vehicle retail sales	$1,018	$1,217	$(199)	(16.3)%	$(49)	(12.3)%
Used vehicle wholesale sales	$(131)	$(125)	$(6)	(5.0)%	$3	(7.7)%
Total used	$576	$675	$(99)	(14.6)%	$(29)	(10.3)%
F&I PRU	$806	$809	$(2)	(0.3)%	$(34)	3.9%
Other
SG&A expenses	$236.9	$240.4	$(3.6)	(1.5)%	$(10.7)	3.0%
Adjusted SG&A expenses (1)	$236.4	$240.4	$(4.0)	(1.7)%	$(10.6)	2.7%
SG&A as % gross profit	88.5%	85.9%	2.6%
Adjusted SG&A as % gross profit (1)	88.3%	85.9%	2.4%
Interest expense
Floorplan interest expense	$7.2	$6.3	$0.8	13.2%	$(0.3)	18.3%
Less: Floorplan assistance	0.6	1.0	(0.3)	(34.2)%	—	(31.2)%
Net floorplan expense	$6.5	$5.4	$1.2	21.8%	$(0.3)	27.2%
Other interest expense, net	$7.3	$6.8	$0.5	7.4%	$(0.3)	12.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$78.5	$77.2	$1.2	1.6%	$(6.2)	9.7%
Used vehicle retail sales	22.0	21.1	0.9	4.2%	(1.8)	12.6%
Used vehicle wholesale sales	5.0	5.3	(0.3)	(5.6)%	(0.4)	1.7%
Total used	27.0	26.4	0.6	2.2%	(2.2)	10.4%
Parts and service sales	11.5	11.6	(0.1)	(0.7)%	(0.9)	7.4%
F&I, net	2.0	3.0	(1.0)	(32.7)%	(0.2)	(27.1)%
Total revenues	$119.0	$118.2	$0.7	0.6%	$(9.5)	8.7%
Gross profit
New vehicle retail sales	$5.1	$4.9	$0.2	3.9%	$(0.4)	12.4%
Used vehicle retail sales	1.2	1.3	(0.1)	(5.2)%	(0.1)	2.3%
Used vehicle wholesale sales	0.3	0.3	0.1	23.1%	—	32.9%
Total used	1.5	1.5	—	(0.3)%	(0.1)	7.6%
Parts and service sales	5.2	5.2	—	0.9%	(0.4)	9.1%
F&I, net	2.0	3.0	(1.0)	(32.7)%	(0.2)	(27.1)%
Total gross profit	$13.9	$14.7	$(0.7)	(5.1)%	$(1.1)	2.7%
Gross margin
New vehicle retail sales	6.5%	6.4%	0.1%
Used vehicle retail sales	5.5%	6.1%	(0.5)%
Used vehicle wholesale sales	6.5%	5.0%	1.5%
Total used	5.7%	5.9%	(0.1)%
Parts and service sales	45.4%	44.6%	0.7%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.7%	12.4%	(0.7)%
Units sold
Retail new vehicles sold	2,564	2,499	65	2.6%
Retail used vehicles sold	1,117	1,064	53	5.0%
Wholesale used vehicles sold	548	515	33	6.4%
Total used	1,665	1,579	86	5.4%
Average sales price per unit sold
New vehicle retail	$30,601	$30,904	$(303)	(1.0)%	$(2,437)	6.9%
Used vehicle retail	$19,666	$19,819	$(152)	(0.8)%	$(1,584)	7.2%
Gross profit per unit sold
New vehicle retail sales	$2,002	$1,976	$26	1.3%	$(163)	9.6%
Used vehicle retail sales	$1,088	$1,205	$(117)	(9.7)%	$(87)	(2.5)%
Used vehicle wholesale sales	$595	$515	$81	15.7%	$(47)	24.9%
Total used	$926	$980	$(54)	(5.5)%	$(74)	2.0%
F&I PRU	$549	$843	$(294)	(34.8)%	$(45)	(29.5)%
Other
SG&A expenses	$11.0	$12.4	$(1.4)	(11.4)%	$(0.9)	(4.2)%
SG&A as % gross profit	78.8%	84.4%	(5.6)%
Interest expense
Floorplan interest expense	$0.1	$0.2	$—	(20.7)%	$—	(14.0)%
Other interest expense, net	$0.1	$0.2	$(0.1)	(28.9)%	$—	(23.0)%

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$286.8	$281.4	$5.4	1.9%	$(24.0)	10.5%
Used vehicle retail sales	85.4	87.4	(2.0)	(2.2)%	(7.4)	6.3%
Used vehicle wholesale sales	18.3	16.9	1.5	8.7%	(1.3)	16.4%
Total used	103.7	104.2	(0.5)	(0.5)%	(8.7)	7.9%
Parts and service sales	47.6	46.0	1.6	3.5%	(3.9)	11.9%
F&I, net	7.6	9.0	(1.4)	(15.3)%	(0.5)	(9.2)%
Total revenues	$445.9	$440.7	$5.2	1.2%	$(37.2)	9.6%
Gross profit
New vehicle retail sales	$17.8	$18.2	$(0.5)	(2.6)%	$(1.4)	4.8%
Used vehicle retail sales	5.9	5.3	0.6	10.8%	(0.5)	20.2%
Used vehicle wholesale sales	1.2	0.6	0.6	86.5%	(0.1)	100.7%
Total used	7.1	6.0	1.1	19.0%	(0.6)	28.9%
Parts and service sales	21.0	20.7	0.4	1.9%	(1.7)	10.2%
F&I, net	7.6	9.0	(1.4)	(15.3)%	(0.5)	(9.2)%
Total gross profit	$53.5	$53.9	$(0.3)	(0.6)%	$(4.2)	7.2%
Gross margin
New vehicle retail sales	6.2%	6.5%	(0.3)%
Used vehicle retail sales	6.9%	6.1%	0.8%
Used vehicle wholesale sales	6.6%	3.8%	2.8%
Total used	6.8%	5.7%	1.1%
Parts and service sales	44.2%	44.9%	(0.7)%
F&I, net	100.0%	100.0%	—%
Total gross margin	12.0%	12.2%	(0.2)%
Units sold
Retail new vehicles sold	9,475	8,928	547	6.1%
Retail used vehicles sold	4,412	4,227	185	4.4%
Wholesale used vehicles sold	1,934	1,596	338	21.2%
Total used	6,346	5,823	523	9.0%
Average sales price per unit sold
New vehicle retail	$30,274	$31,521	$(1,246)	(4.0)%	$(2,536)	4.1%
Used vehicle retail	$19,356	$20,665	$(1,309)	(6.3)%	$(1,684)	1.8%
Gross profit per unit sold
New vehicle retail sales	$1,874	$2,042	$(168)	(8.2)%	$(143)	(1.3)%
Used vehicle retail sales	$1,336	$1,259	$77	6.1%	$(113)	15.1%
Used vehicle wholesale sales	$625	$406	$219	53.9%	$(48)	65.6%
Total used	$1,120	$1,025	$94	9.2%	$(93)	18.3%
F&I PRU	$551	$686	$(136)	(19.7)%	$(40)	(14.0)%
Other
SG&A expenses	$46.0	$50.6	$(4.6)	(9.1)%	$(3.2)	(2.8)%
Adjusted SG&A expenses (1)	$46.0	$46.9	$(1.0)	(2.1)%	$(3.6)	5.7%
SG&A as % gross profit	85.8%	93.9%	(8.1)%
Adjusted SG&A as % gross profit (1)	85.8%	87.1%	(1.3)%
Interest expense
Floorplan interest expense	$0.7	$0.8	$(0.1)	(13.8)%	$(0.1)	(6.2)%
Other interest expense, net	$0.1	$0.9	$(0.8)	(86.4)%	$—	(84.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$1,681.9	$1,572.7	$109.2	6.9%	$(6.3)	7.3%
Used vehicle retail sales	838.8	771.2	67.6	8.8%	(2.0)	9.0%
Used vehicle wholesale sales	81.8	86.1	(4.3)	(5.0)%	(0.5)	(4.5)%
Total used	920.6	857.4	63.2	7.4%	(2.5)	7.7%
Parts and service sales	379.2	354.7	24.5	6.9%	(1.1)	7.2%
F&I, net	129.7	124.0	5.7	4.6%	(0.1)	4.7%
Total revenues	$3,111.4	$2,908.8	$202.6	7.0%	$(9.9)	7.3%
Gross profit
New vehicle retail sales	$84.3	$81.3	$3.1	3.8%	$(0.2)	4.0%
Used vehicle retail sales	46.0	41.1	4.9	11.9%	(0.1)	12.2%
Used vehicle wholesale sales	0.3	0.1	0.2	189.6%	—	225.1%
Total used	46.3	41.2	5.1	12.4%	(0.2)	12.8%
Parts and service sales	204.3	185.6	18.7	10.1%	(0.5)	10.3%
F&I, net	129.7	124.0	5.7	4.6%	(0.1)	4.7%
Total gross profit	$464.6	$432.1	$32.6	7.5%	$(0.9)	7.7%
Gross margin
New vehicle retail sales	5.0%	5.2%	(0.2)%
Used vehicle retail sales	5.5%	5.3%	0.2%
Used vehicle wholesale sales	0.4%	0.1%	0.3%
Total used	5.0%	4.8%	0.2%
Parts and service sales	53.9%	52.3%	1.5%
F&I, net	100.0%	100.0%	—%
Total gross margin	14.9%	14.9%	0.1%
Units sold
Retail new vehicles sold	43,537	42,272	1,265	3.0%
Retail used vehicles sold	38,671	36,099	2,572	7.1%
Wholesale used vehicles sold	12,243	12,089	154	1.3%
Total used	50,914	48,188	2,726	5.7%
Average sales price per unit sold
New vehicle retail	$38,632	$37,205	$1,427	3.8%	$(144)	4.2%
Used vehicle retail	$21,691	$21,365	$326	1.5%	$(51)	1.8%
Gross profit per unit sold
New vehicle retail sales	$1,937	$1,922	$15	0.8%	$(5)	1.0%
Used vehicle retail sales	$1,189	$1,138	$51	4.5%	$(3)	4.8%
Used vehicle wholesale sales	$27	$9	$17	186.0%	$(3)	221.0%
Total used	$909	$855	$55	6.4%	$(3)	6.8%
F&I PRU	$1,578	$1,582	$(4)	(0.3)%	$(1)	(0.2)%
Other
SG&A expenses	$338.1	$323.8	$14.2	4.4%	$(0.8)	4.6%
Adjusted SG&A expenses (1)	$338.8	$322.2	$16.6	5.1%	$(0.8)	5.4%
SG&A as % gross profit	72.8%	75.0%	(2.2)%
Adjusted SG&A as % gross profit (1)	72.9%	74.8%	(1.9)%
Operating margin %	3.1%	2.6%	0.5%
Adjusted operating margin % (1)	3.4%	3.2%	0.2%
Pretax margin %	2.0%	1.4%	0.6%
Adjusted pretax margin % (1)	2.4%	1.9%	0.5%
Interest expense
Floorplan interest expense	$14.6	$16.5	$(1.9)	(11.6)%	$—	(11.6)%
Less: Floorplan assistance	13.6	12.8	0.8	6.2%	—	6.2%
Net floorplan expense	$1.1	$3.8	$(2.7)	(71.7)%	$—	(71.5)%
Other interest expense, net	$19.0	$18.4	$0.6	3.4%	$—	3.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$6,314.1	$6,181.4	$132.7	2.1%	$(82.3)	3.5%
Used vehicle retail sales	3,366.6	3,166.1	200.6	6.3%	(43.0)	7.7%
Used vehicle wholesale sales	355.2	369.6	(14.4)	(3.9)%	(8.8)	(1.5)%
Total used	3,721.8	3,535.6	186.1	5.3%	(51.8)	6.7%
Parts and service sales	1,510.0	1,416.9	93.1	6.6%	(14.3)	7.6%
F&I, net	497.9	467.5	30.4	6.5%	(2.9)	7.1%
Total revenues	$12,043.8	$11,601.4	$442.4	3.8%	$(151.4)	5.1%
Gross profit
New vehicle retail sales	$300.8	$310.9	$(10.1)	(3.2)%	$(3.5)	(2.1)%
Used vehicle retail sales	201.3	185.9	15.4	8.3%	(2.1)	9.4%
Used vehicle wholesale sales	1.0	1.7	(0.7)	(40.6)%	—	(39.2)%
Total used	202.3	187.6	14.7	7.8%	(2.1)	9.0%
Parts and service sales	815.0	759.1	55.8	7.4%	(7.5)	8.3%
F&I, net	497.9	467.5	30.4	6.5%	(2.9)	7.1%
Total gross profit	$1,816.0	$1,725.1	$90.9	5.3%	$(16.1)	6.2%
Gross margin
New vehicle retail sales	4.8%	5.0%	(0.3)%
Used vehicle retail sales	6.0%	5.9%	0.1%
Used vehicle wholesale sales	0.3%	0.5%	(0.2)%
Total used	5.4%	5.3%	0.1%
Parts and service sales	54.0%	53.6%	0.4%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.1%	14.9%	0.2%
Units sold
Retail new vehicles sold	169,136	170,517	(1,381)	(0.8)%
Retail used vehicles sold	158,549	147,999	10,550	7.1%
Wholesale used vehicles sold	51,205	53,887	(2,682)	(5.0)%
Total used	209,754	201,886	7,868	3.9%
Average sales price per unit sold
New vehicle retail	$37,332	$36,251	$1,081	3.0%	$(486)	4.3%
Used vehicle retail	$21,234	$21,393	$(158)	(0.7)%	$(271)	0.5%
Gross profit per unit sold
New vehicle retail sales	$1,778	$1,823	$(45)	(2.4)%	$(21)	(1.3)%
Used vehicle retail sales	$1,270	$1,256	$13	1.1%	$(13)	2.1%
Used vehicle wholesale sales	$20	$31	$(12)	(37.4)%	$—	(36.0)%
Total used	$965	$929	$35	3.8%	$(10)	4.9%
F&I PRU	$1,519	$1,468	$52	3.5%	$(9)	4.1%
Other
SG&A expenses	$1,358.4	$1,273.1	$85.3	6.7%	$(13.9)	7.8%
Adjusted SG&A expenses (1)	$1,343.4	$1,286.9	$56.5	4.4%	$(14.3)	5.5%
SG&A as % gross profit	74.8%	73.8%	1.0%
Adjusted SG&A as % gross profit (1)	74.0%	74.6%	(0.6)%
Operating margin %	3.0%	2.9%	0.1%
Adjusted operating margin % (1)	3.3%	3.2%	0.1%
Pretax margin %	1.9%	1.8%	0.1%
Adjusted pretax margin % (1)	2.2%	2.0%	0.2%
Interest expense
Floorplan interest expense	$61.6	$59.9	$1.7	2.8%	$(0.4)	3.5%
Less: Floorplan assistance	49.1	47.3	1.9	4.0%	—	4.0%
Net floorplan expense	$12.4	$12.6	$(0.2)	(1.3)%	$(0.4)	1.5%
Other interest expense, net	$74.9	$75.8	$(0.9)	(1.2)%	$(0.4)	(0.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$1,297.9	$1,230.8	$67.1	5.4%
Used vehicle retail sales	620.2	567.3	52.9	9.3%
Used vehicle wholesale sales	41.3	40.0	1.2	3.1%
Total used	661.5	607.3	54.2	8.9%
Parts and service sales	307.3	284.3	23.1	8.1%
F&I, net	112.8	104.7	8.1	7.7%
Total revenues	$2,379.5	$2,227.1	$152.4	6.8%
Gross profit
New vehicle retail sales	$62.7	$61.4	$1.3	2.0%
Used vehicle retail sales	35.8	31.7	4.2	13.1%
Used vehicle wholesale sales	0.1	0.4	(0.3)	(75.4)%
Total used	35.9	32.0	3.9	12.1%
Parts and service sales	166.5	148.8	17.7	11.9%
F&I, net	112.8	104.7	8.1	7.7%
Total gross profit	$377.9	$347.0	$30.9	8.9%
Gross margin
New vehicle retail sales	4.8%	5.0%	(0.2)%
Used vehicle retail sales	5.8%	5.6%	0.2%
Used vehicle wholesale sales	0.2%	0.9%	(0.7)%
Total used	5.4%	5.3%	0.2%
Parts and service sales	54.2%	52.4%	1.8%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.9%	15.6%	0.3%
Units sold
Retail new vehicles sold	31,934	31,168	766	2.5%
Retail used vehicles sold	29,257	27,108	2,149	7.9%
Wholesale used vehicles sold	6,982	6,592	390	5.9%
Total used	36,239	33,700	2,539	7.5%
Average sales price per unit sold
New vehicle retail	$40,643	$39,490	$1,153	2.9%
Used vehicle retail	$21,199	$20,927	$272	1.3%
Gross profit per unit sold
New vehicle retail sales	$1,963	$1,971	$(8)	(0.4)%
Used vehicle retail sales	$1,224	$1,168	$56	4.8%
Used vehicle wholesale sales	$13	$57	$(44)	(76.8)%
Total used	$991	$950	$40	4.2%
F&I PRU	$1,843	$1,796	$47	2.6%
Other
SG&A expenses	$261.3	$246.5	$14.8	6.0%
Adjusted SG&A expenses (1)	$262.0	$244.9	$17.1	7.0%
SG&A as % gross profit	69.1%	71.0%	(1.9)%
Adjusted SG&A as % gross profit (1)	69.3%	70.8%	(1.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$4,727.9	$4,579.0	$148.9	3.3%
Used vehicle retail sales	2,448.7	2,254.4	194.3	8.6%
Used vehicle wholesale sales	171.5	173.7	(2.2)	(1.3)%
Total used	2,620.2	2,428.1	192.0	7.9%
Parts and service sales	1,217.6	1,120.5	97.1	8.7%
F&I, net	424.8	393.6	31.1	7.9%
Total revenues	$8,990.4	$8,521.3	$469.1	5.5%
Gross profit
New vehicle retail sales	$221.8	$223.9	$(2.2)	(1.0)%
Used vehicle retail sales	158.3	138.6	19.8	14.3%
Used vehicle wholesale sales	2.6	3.8	(1.2)	(31.3)%
Total used	160.9	142.4	18.6	13.0%
Parts and service sales	657.6	600.5	57.1	9.5%
F&I, net	424.8	393.6	31.1	7.9%
Total gross profit	$1,465.1	$1,360.5	$104.6	7.7%
Gross margin
New vehicle retail sales	4.7%	4.9%	(0.2)%
Used vehicle retail sales	6.5%	6.1%	0.3%
Used vehicle wholesale sales	1.5%	2.2%	(0.7)%
Total used	6.1%	5.9%	0.3%
Parts and service sales	54.0%	53.6%	0.4%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.3%	16.0%	0.3%
Units sold
Retail new vehicles sold	119,303	120,081	(778)	(0.6)%
Retail used vehicles sold	118,083	108,954	9,129	8.4%
Wholesale used vehicles sold	27,922	29,750	(1,828)	(6.1)%
Total used	146,005	138,704	7,301	5.3%
Average sales price per unit sold
New vehicle retail	$39,630	$38,133	$1,497	3.9%
Used vehicle retail	$20,737	$20,692	$46	0.2%
Gross profit per unit sold
New vehicle retail sales	$1,859	$1,865	$(6)	(0.3)%
Used vehicle retail sales	$1,341	$1,272	$69	5.4%
Used vehicle wholesale sales	$94	$128	$(34)	(26.9)%
Total used	$1,102	$1,027	$76	7.4%
F&I PRU	$1,789	$1,719	$71	4.1%
Other
SG&A expenses	$1,055.6	$974.9	$80.8	8.3%
Adjusted SG&A expenses (1)	$1,037.4	$971.8	$65.5	6.7%
SG&A as % gross profit	72.1%	71.7%	0.4%
Adjusted SG&A as % gross profit (1)	70.8%	71.5%	(0.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$258.1	$236.5	$21.6	9.1%	$—	9.1%
Used vehicle retail sales	168.8	164.8	4.0	2.4%	(0.2)	2.5%
Used vehicle wholesale sales	31.9	37.8	(5.9)	(15.6)%	(0.1)	(15.3)%
Total used	200.7	202.6	(1.9)	(0.9)%	(0.3)	(0.8)%
Parts and service sales	48.5	48.5	—	0.1%	(0.1)	0.3%
F&I, net	12.6	14.4	(1.8)	(12.3)%	0.1	(13.0)%
Total revenues	$519.9	$501.9	$18.0	3.6%	$(0.3)	3.6%
Gross profit
New vehicle retail sales	$13.6	$13.5	$—	0.4%	$0.2	(1.2)%
Used vehicle retail sales	7.4	7.4	—	(0.6)%	—	(0.4)%
Used vehicle wholesale sales	—	(0.3)	0.3	97.5%	—	101.4%
Total used	7.4	7.1	0.3	3.8%	—	4.3%
Parts and service sales	26.2	26.8	(0.6)	(2.3)%	—	(2.1)%
F&I, net	12.6	14.4	(1.8)	(12.3)%	0.1	(13.0)%
Total gross profit	$59.8	$61.8	$(2.1)	(3.3)%	$0.2	(3.7)%
Gross margin
New vehicle retail sales	5.3%	5.7%	(0.5)%
Used vehicle retail sales	4.4%	4.5%	(0.1)%
Used vehicle wholesale sales	—%	(0.9)%	0.8%
Total used	3.7%	3.5%	0.2%
Parts and service sales	54.1%	55.4%	(1.3)%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.5%	12.3%	(0.8)%
Units sold
Retail new vehicles sold	7,714	7,358	356	4.8%
Retail used vehicles sold	7,075	6,838	237	3.5%
Wholesale used vehicles sold	4,132	4,545	(413)	(9.1)%
Total used	11,207	11,383	(176)	(1.5)%
Average sales price per unit sold
New vehicle retail	$33,457	$32,142	$1,315	4.1%	$1	4.1%
Used vehicle retail	$23,858	$24,098	$(241)	(1.0)%	$(24)	(0.9)%
Gross profit per unit sold
New vehicle retail sales	$1,758	$1,837	$(79)	(4.3)%	$27	(5.7)%
Used vehicle retail sales	$1,043	$1,086	$(43)	(4.0)%	$(3)	(3.7)%
Used vehicle wholesale sales	$(2)	$(72)	$70	97.2%	$(3)	101.5%
Total used	$658	$624	$34	5.4%	$(3)	5.9%
F&I PRU	$853	$1,014	$(160)	(15.8)%	$7	(16.5)%
Other
SG&A expenses	$53.5	$54.9	$(1.4)	(2.6)%	$0.1	(2.7)%
SG&A as % gross profit	89.5%	88.8%	0.7%

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$1,111.2	$1,160.3	$(49.1)	(4.2)%	$(54.1)	0.4%
Used vehicle retail sales	714.9	745.0	(30.1)	(4.0)%	(33.1)	0.4%
Used vehicle wholesale sales	152.5	168.0	(15.5)	(9.2)%	(7.1)	(5.0)%
Total used	867.4	913.0	(45.6)	(5.0)%	(40.2)	(0.6)%
Parts and service sales	203.2	201.3	1.9	1.0%	(9.3)	5.6%
F&I, net	53.0	55.0	(2.0)	(3.7)%	(2.2)	0.4%
Total revenues	$2,234.8	$2,329.6	$(94.8)	(4.1)%	$(105.8)	0.5%
Gross profit
New vehicle retail sales	$51.0	$61.6	$(10.6)	(17.2)%	$(2.0)	(13.9)%
Used vehicle retail sales	30.8	37.7	(7.0)	(18.4)%	(1.5)	(14.5)%
Used vehicle wholesale sales	(2.3)	(2.1)	(0.2)	(10.8)%	0.1	(13.8)%
Total used	28.4	35.6	(7.2)	(20.2)%	(1.4)	(16.2)%
Parts and service sales	112.2	114.8	(2.6)	(2.3)%	(5.2)	2.2%
F&I, net	53.0	55.0	(2.0)	(3.7)%	(2.2)	0.4%
Total gross profit	$244.6	$267.0	$(22.4)	(8.4)%	$(10.8)	(4.3)%
Gross margin
New vehicle retail sales	4.6%	5.3%	(0.7)%
Used vehicle retail sales	4.3%	5.1%	(0.8)%
Used vehicle wholesale sales	(1.5)%	(1.3)%	(0.3)%
Total used	3.3%	3.9%	(0.6)%
Parts and service sales	55.2%	57.0%	(1.8)%
F&I, net	100.0%	100.0%	—%
Total gross margin	10.9%	11.5%	(0.5)%
Units sold
Retail new vehicles sold	34,645	35,951	(1,306)	(3.6)%
Retail used vehicles sold	30,320	30,620	(300)	(1.0)%
Wholesale used vehicles sold	19,209	20,887	(1,678)	(8.0)%
Total used	49,529	51,507	(1,978)	(3.8)%
Average sales price per unit sold
New vehicle retail	$32,075	$32,275	$(201)	(0.6)%	$(1,561)	4.2%
Used vehicle retail	$23,579	$24,331	$(752)	(3.1)%	$(1,093)	1.4%
Gross profit per unit sold
New vehicle retail sales	$1,471	$1,712	$(241)	(14.1)%	$(58)	(10.7)%
Used vehicle retail sales	$1,015	$1,232	$(217)	(17.6)%	$(49)	(13.7)%
Used vehicle wholesale sales	$(122)	$(101)	$(21)	(20.5)%	$3	(23.7)%
Total used	$574	$692	$(118)	(17.0)%	$(29)	(12.8)%
F&I PRU	$816	$827	$(11)	(1.3)%	$(34)	2.8%
Other
SG&A expenses	$213.0	$225.7	$(12.7)	(5.6)%	$(9.6)	(1.4)%
SG&A as % gross profit	87.1%	84.5%	2.6%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$77.0	$74.8	$2.3	3.0%	$(6.1)	11.2%
Used vehicle retail sales	21.5	18.6	2.9	15.9%	(1.7)	25.2%
Used vehicle wholesale sales	5.0	3.8	1.2	32.8%	(0.4)	43.0%
Total used	26.6	22.4	4.2	18.7%	(2.1)	28.2%
Parts and service sales	11.4	11.4	—	0.2%	(0.9)	8.4%
F&I, net	2.0	3.0	(1.0)	(34.0)%	(0.2)	(28.5)%
Total revenues	$117.0	$111.5	$5.5	4.9%	$(9.3)	13.3%
Gross profit
New vehicle retail sales	$5.1	$4.9	$0.2	3.3%	$(0.4)	11.7%
Used vehicle retail sales	1.2	1.3	(0.1)	(7.0)%	(0.1)	0.4%
Used vehicle wholesale sales	0.3	0.2	0.1	84.3%	—	98.3%
Total used	1.5	1.4	0.1	4.3%	(0.1)	12.5%
Parts and service sales	5.2	5.1	0.1	1.8%	(0.4)	10.0%
F&I, net	2.0	3.0	(1.0)	(34.0)%	(0.2)	(28.5)%
Total gross profit	$13.7	$14.4	$(0.7)	(4.8)%	$(1.1)	2.9%
Gross margin
New vehicle retail sales	6.6%	6.5%	—%
Used vehicle retail sales	5.4%	6.8%	(1.3)%
Used vehicle wholesale sales	6.5%	4.7%	1.8%
Total used	5.6%	6.4%	(0.8)%
Parts and service sales	45.4%	44.7%	0.7%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.7%	12.9%	(1.2)%
Units sold
Retail new vehicles sold	2,496	2,428	68	2.8%
Retail used vehicles sold	1,076	1,007	69	6.9%
Wholesale used vehicles sold	548	455	93	20.4%
Total used	1,624	1,462	162	11.1%
Average sales price per unit sold
New vehicle retail	$30,860	$30,794	$66	0.2%	$(2,457)	8.2%
Used vehicle retail	$20,009	$18,452	$1,557	8.4%	$(1,607)	17.1%
Gross profit per unit sold
New vehicle retail sales	$2,026	$2,016	$10	0.5%	$(164)	8.6%
Used vehicle retail sales	$1,090	$1,252	$(162)	(12.9)%	$(87)	(6.0)%
Used vehicle wholesale sales	$595	$389	$206	53.0%	$(45)	64.7%
Total used	$923	$984	$(60)	(6.1)%	$(73)	1.3%
F&I PRU	$548	$864	$(315)	(36.5)%	$(45)	(31.3)%
Other
SG&A expenses	$10.7	$11.7	$(1.1)	(9.2)%	$(0.9)	(1.9)%
SG&A as % gross profit	77.8%	81.5%	(3.8)%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$270.6	$277.4	$(6.8)	(2.5)%	$(23.2)	5.9%
Used vehicle retail sales	81.7	81.2	0.5	0.6%	(7.6)	10.0%
Used vehicle wholesale sales	17.8	14.2	3.6	25.4%	(1.4)	35.7%
Total used	99.5	95.4	4.1	4.3%	(9.1)	13.8%
Parts and service sales	46.1	45.6	0.5	1.1%	(3.8)	9.4%
F&I, net	7.0	8.9	(1.9)	(21.3)%	(0.5)	(15.5)%
Total revenues	$423.2	$427.3	$(4.1)	(1.0)%	$(36.6)	7.6%
Gross profit
New vehicle retail sales	$16.9	$18.1	$(1.2)	(6.6)%	$(1.3)	0.6%
Used vehicle retail sales	5.5	5.1	0.4	7.5%	(0.5)	17.0%
Used vehicle wholesale sales	1.2	0.6	0.7	117.2%	(0.1)	135.8%
Total used	6.7	5.7	1.0	18.3%	(0.6)	28.7%
Parts and service sales	20.4	20.4	—	(0.2)%	(1.7)	8.2%
F&I, net	7.0	8.9	(1.9)	(21.3)%	(0.5)	(15.5)%
Total gross profit	$51.1	$53.2	$(2.1)	(3.9)%	$(4.1)	3.8%
Gross margin
New vehicle retail sales	6.3%	6.5%	(0.3)%
Used vehicle retail sales	6.7%	6.3%	0.4%
Used vehicle wholesale sales	6.8%	3.9%	2.9%
Total used	6.7%	5.9%	0.8%
Parts and service sales	44.3%	44.9%	(0.6)%
F&I, net	100.0%	100.0%	—%
Total gross margin	12.1%	12.4%	(0.4)%
Units sold
Retail new vehicles sold	8,792	8,818	(26)	(0.3)%
Retail used vehicles sold	4,159	4,095	64	1.6%
Wholesale used vehicles sold	1,801	1,498	303	20.2%
Total used	5,960	5,593	367	6.6%
Average sales price per unit sold
New vehicle retail	$30,775	$31,460	$(685)	(2.2)%	$(2,640)	6.2%
Used vehicle retail	$19,653	$19,836	$(183)	(0.9)%	$(1,830)	8.3%
Gross profit per unit sold
New vehicle retail sales	$1,925	$2,055	$(130)	(6.3)%	$(149)	0.9%
Used vehicle retail sales	$1,321	$1,249	$73	5.8%	$(117)	15.2%
Used vehicle wholesale sales	$673	$373	$301	80.7%	$(58)	96.1%
Total used	$1,126	$1,014	$112	11.0%	$(99)	20.8%
F&I PRU	$544	$693	$(149)	(21.5)%	$(40)	(15.7)%
Other
SG&A expenses	$44.1	$48.5	$(4.4)	(9.0)%	$(3.2)	(2.4)%
Adjusted SG&A expenses (1)	$44.1	$45.6	$(1.5)	(3.3)%	$(3.5)	4.5%
SG&A as % gross profit	86.3%	91.1%	(4.8)%
Adjusted SG&A as % gross profit (1)	86.3%	85.7%	0.6%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$1,633.0	$1,542.1	$90.9	5.9%	$(6.1)	6.3%
Used vehicle retail sales	810.6	750.7	59.9	8.0%	(1.9)	8.2%
Used vehicle wholesale sales	78.2	81.6	(3.4)	(4.2)%	(0.5)	(3.6)%
Total used	888.7	832.3	56.5	6.8%	(2.4)	7.1%
Parts and service sales	367.3	344.1	23.1	6.7%	(1.0)	7.0%
F&I, net	127.4	122.0	5.3	4.4%	(0.1)	4.4%
Total revenues	$3,016.4	$2,840.5	$175.9	6.2%	$(9.6)	6.5%
Gross profit
New vehicle retail sales	$81.3	$79.8	$1.5	1.8%	$(0.2)	2.1%
Used vehicle retail sales	44.4	40.3	4.0	10.0%	(0.1)	10.3%
Used vehicle wholesale sales	0.4	0.2	0.2	80.7%	—	97.2%
Total used	44.8	40.6	4.2	10.4%	(0.2)	10.7%
Parts and service sales	197.9	180.8	17.1	9.5%	(0.5)	9.7%
F&I, net	127.4	122.0	5.3	4.4%	(0.1)	4.4%
Total gross profit	$451.4	$423.2	$28.1	6.6%	$(0.9)	6.9%
Gross margin
New vehicle retail sales	5.0%	5.2%	(0.2)%
Used vehicle retail sales	5.5%	5.4%	0.1%
Used vehicle wholesale sales	0.5%	0.3%	0.2%
Total used	5.0%	4.9%	0.2%
Parts and service sales	53.9%	52.5%	1.4%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.0%	14.9%	0.1%
Units sold
Retail new vehicles sold	42,144	40,954	1,190	2.9%
Retail used vehicles sold	37,408	34,953	2,455	7.0%
Wholesale used vehicles sold	11,662	11,592	70	0.6%
Total used	49,070	46,545	2,525	5.4%
Average sales price per unit sold
New vehicle retail	$38,748	$37,654	$1,094	2.9%	$(145)	3.3%
Used vehicle retail	$21,668	$21,476	$192	0.9%	$(51)	1.1%
Gross profit per unit sold
New vehicle retail sales	$1,929	$1,950	$(20)	(1.0)%	$(5)	(0.8)%
Used vehicle retail sales	$1,186	$1,154	$32	2.8%	$(3)	3.0%
Used vehicle wholesale sales	$35	$20	$16	79.6%	$(3)	96.0%
Total used	$912	$872	$41	4.7%	$(3)	5.0%
F&I PRU	$1,601	$1,608	$(7)	(0.4)%	$(1)	(0.4)%
Other
SG&A expenses	$325.4	$313.1	$12.3	3.9%	$(0.8)	4.2%
Adjusted SG&A expenses (1)	$326.2	$311.6	$14.6	4.7%	$(0.8)	4.9%
SG&A as % gross profit	72.1%	74.0%	(1.9)%
Adjusted SG&A as % gross profit (1)	72.3%	73.8%	(1.5)%
Operating margin %	3.2%	2.7%	0.5%
Adjusted operating margin % (1)	3.6%	3.3%	0.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Year Ended December 31,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$6,109.7	$6,016.7	$93.0	1.5%	$(77.3)	2.8%
Used vehicle retail sales	3,245.3	3,080.7	164.7	5.3%	(40.7)	6.7%
Used vehicle wholesale sales	341.7	355.9	(14.2)	(4.0)%	(8.5)	(1.6)%
Total used	3,587.1	3,436.5	150.5	4.4%	(49.3)	5.8%
Parts and service sales	1,466.8	1,367.4	99.5	7.3%	(13.1)	8.2%
F&I, net	484.8	457.6	27.2	5.9%	(2.7)	6.5%
Total revenues	$11,648.4	$11,278.3	$370.2	3.3%	$(142.4)	4.5%
Gross profit
New vehicle retail sales	$289.7	$303.6	$(13.9)	(4.6)%	$(3.3)	(3.5)%
Used vehicle retail sales	194.6	181.4	13.2	7.3%	(2.0)	8.3%
Used vehicle wholesale sales	1.5	2.3	(0.8)	(34.1)%	—	(32.2)%
Total used	196.1	183.7	12.4	6.8%	(2.0)	7.9%
Parts and service sales	790.2	735.8	54.4	7.4%	(6.9)	8.3%
F&I, net	484.8	457.6	27.2	5.9%	(2.7)	6.5%
Total gross profit	$1,760.8	$1,680.7	$80.1	4.8%	$(14.9)	5.7%
Gross margin
New vehicle retail sales	4.7%	5.0%	(0.3)%
Used vehicle retail sales	6.0%	5.9%	0.1%
Used vehicle wholesale sales	0.4%	0.6%	(0.2)%
Total used	5.5%	5.3%	0.1%
Parts and service sales	53.9%	53.8%	0.1%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.1%	14.9%	0.2%
Units sold
Retail new vehicles sold	162,740	164,850	(2,110)	(1.3)%
Retail used vehicles sold	152,562	143,669	8,893	6.2%
Wholesale used vehicles sold	48,932	52,135	(3,203)	(6.1)%
Total used	201,494	195,804	5,690	2.9%
Average sales price per unit sold
New vehicle retail	$37,543	$36,498	$1,045	2.9%	$(475)	4.2%
Used vehicle retail	$21,272	$21,443	$(171)	(0.8)%	$(267)	0.5%
Gross profit per unit sold
New vehicle retail sales	$1,780	$1,842	$(62)	(3.4)%	$(20)	(2.2)%
Used vehicle retail sales	$1,276	$1,263	$13	1.0%	$(13)	2.0%
Used vehicle wholesale sales	$30	$43	$(13)	(29.8)%	$(1)	(27.8)%
Total used	$973	$938	$35	3.7%	$(10)	4.8%
F&I PRU	$1,538	$1,483	$54	3.7%	$(9)	4.2%
Other
SG&A expenses	$1,312.7	$1,249.0	$63.7	5.1%	$(12.8)	6.1%
Adjusted SG&A expenses (1)	$1,294.5	$1,243.1	$51.3	4.1%	$(13.2)	5.2%
SG&A as % gross profit	74.6%	74.3%	0.2%
Adjusted SG&A as % gross profit (1)	73.5%	74.0%	(0.5)%
Operating margin %	3.1%	2.9%	0.2%
Adjusted operating margin % (1)	3.4%	3.3%	0.1%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended December 31, 2019
	U.S. GAAP	Legal matters	Non-cash asset impairments	Non-GAAP adjusted
SG&A expenses	$338.1	$0.7	$—	$338.8
Asset impairments	11.5	—	(11.5)	—
Income (loss) from operations	96.5	(0.7)	11.5	107.3

Income (loss) before income taxes	$62.9	$(0.7)	$11.5	$73.6
Less: (Benefit) provision for income taxes	14.8	(0.2)	2.7	17.3
Net income (loss)	48.1	(0.5)	8.8	56.3
Less: Earnings (loss) allocated to participating securities	1.7	—	0.3	2.0
Net income (loss) available to diluted common shares	$46.3	$(0.5)	$8.5	$54.3

Diluted income (loss) per common share	$2.57	$(0.03)	$0.47	$3.01

Effective tax rate	23.5%			23.5%

SG&A as % gross profit (1)	72.8%			72.9%
Operating margin (2)	3.1%			3.4%
Pretax margin (2)	2.0%			2.4%

Same Store SG&A	$325.4	$0.7	$—	$326.2
Same Store SG&A as % gross profit (1)	72.1%			72.3%

Same Store income (loss) from operations	$97.0	$(0.7)	$11.5	$107.7
Same Store operating margin (2)	3.2%			3.6%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended December 31, 2018
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-Cash asset impairments	Non-GAAP adjusted
F&I, net	$124.0	$(1.1)	$—	$—	$—	$122.9
SG&A expenses	323.8	(0.6)	(0.3)	(0.7)	—	322.2
Asset impairments	16.5	—	—	—	(16.5)	—
Income (loss) from operations	74.7	(0.5)	0.3	0.7	16.5	91.6

Income (loss) before income taxes	$39.7	$(0.5)	$0.3	$0.7	$16.5	$56.7
Less: (Benefit) provision for income taxes	9.0	(0.1)	0.1	0.2	3.8	12.9
Net income (loss)	30.7	(0.4)	0.2	0.5	12.7	43.8
Less: Earnings (loss) allocated to participating securities	1.1	—	—	—	0.5	1.6
Net income (loss) available to diluted common shares	$29.6	$(0.3)	$0.2	$0.5	$12.2	$42.2

Diluted income (loss) per common share	$1.62	$(0.02)	$0.01	$0.03	$0.67	$2.31

Effective tax rate	22.6%					22.7%

SG&A as % gross profit (1)	75.0%					74.8%
Operating margin (2)	2.6%					3.2%
Pretax margin (2)	1.4%					1.9%

Same Store F&I, net	$122.0	$(1.1)	$—	$—	$—	$121.0
Same Store SG&A	$313.1	$(0.6)	$(0.2)	$(0.7)	$—	$311.6
Same Store SG&A as % gross profit (1)	74.0%					73.8%

Same Store income (loss) from operations	$77.6	$(0.5)	$0.2	$0.7	$15.8	$93.8
Same Store operating margin (2)	2.7%					3.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of F&I, net and SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

		Year Ended December 31, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-cash asset impairments	Non-GAAP adjusted
SG&A expenses	$1,358.4	$(17.8)	$4.1	$(1.3)	$—	$1,343.4
Asset impairments	22.2	—	—	—	(22.2)	—
Income (loss) from operations	363.7	17.8	(4.1)	1.3	22.2	401.0

Income (loss) before income taxes	$227.3	$17.8	$(4.1)	$1.3	$22.2	$264.5
Less: (Benefit) provision for income taxes	53.3	4.4	(1.7)	0.3	4.7	61.0
Net income (loss)	174.0	13.4	(2.5)	1.0	17.6	203.6
Less: Earnings (loss) allocated to participating securities	6.4	0.5	(0.1)	—	0.7	7.5
Net income (loss) available to diluted common shares	$167.6	$12.9	$(2.4)	$1.0	$16.9	$196.0

Diluted income (loss) per common share	$9.34	$0.72	$(0.13)	$0.05	$0.94	$10.93

Effective tax rate	23.4%					23.0%

SG&A as % gross profit (1)	74.8%					74.0%
Operating margin (2)	3.0%					3.3%
Pretax margin (2)	1.9%					2.2%

Same Store SG&A	$1,312.7	$(17.8)	$0.7	$(1.1)	$—	$1,294.5
Same Store SG&A as % gross profit (1)	74.6%					73.5%

Same Store income (loss) from operations	$357.6	$17.8	$(0.7)	$1.1	$22.2	$398.0
Same Store operating margin (2)	3.1%					3.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

	Year Ended December 31, 2018
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-cash asset impairments	Tax rate changes	Non-GAAP adjusted
F&I, net	$467.5	$(1.1)	$—	$—	$—	$—	$466.4
SG&A expenses	1,273.1	(6.4)	25.2	(5.0)	—	—	1,286.9
Asset impairments	43.9	—	—	—	(43.9)	—	—
Income (loss) from operations	341.1	5.3	(25.2)	5.0	43.9	—	370.1

Income (loss) before income taxes	$205.4	$5.3	$(25.2)	$5.0	$43.9	$—	$234.4
Less: (Benefit) provision for income taxes	47.6	1.3	(6.1)	0.9	10.4	0.7	54.8
Net income (loss)	157.8	4.0	(19.1)	4.1	33.5	(0.7)	179.6
Less: Earnings (loss) allocated to participating securities	5.4	0.1	(0.7)	0.1	1.2	—	6.2
Net income (loss) available to diluted common shares	$152.4	$3.9	$(18.4)	$4.0	$32.4	$(0.7)	$173.4

Diluted income (loss) per common share	$7.83	$0.20	$(0.95)	$0.21	$1.65	$(0.03)	$8.91

Effective tax rate	23.2%						23.4%

SG&A as % gross profit (1)	73.8%						74.6%
Operating margin (2)	2.9%						3.2%
Pretax margin (2)	1.8%						2.0%

Same Store F&I, net	$457.6	$(1.1)	$—	$—	$—	$—	$456.6
Same Store SG&A	$1,249.0	$(6.4)	$4.7	$(4.2)	$—	$—	$1,243.1
Same Store SG&A as % gross profit (1)	74.3%						74.0%

Same Store income (loss) from operations	$326.0	$5.3	$(4.7)	$4.2	$41.1	$—	$371.9
Same Store operating margin (2)	2.9%						3.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of F&I, net and SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in millions)

	Three Months Ended December 31, 2019
	U.S. GAAP	Legal settlements	Non-GAAP adjusted
SG&A expenses	$266.1	$0.7	$266.8
SG&A as % gross profit (1)	69.2%		69.4%

Same Store SG&A	$261.3	$0.7	$262.0
Same Store SG&A as % gross profit (1)	69.1%		69.3%

	Three Months Ended December 31, 2018
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
F&I, net	$106.0	$(1.1)	$—	$—	$105.0
SG&A expenses	$252.6	$(0.6)	$(0.3)	$(0.7)	$251.0
SG&A as % gross profit (1)	71.7%				71.4%

Same Store F&I, net	$104.7	$(1.1)	$—	$—	$103.6
Same Store SG&A	$246.5	$(0.6)	$(0.2)	$(0.7)	$244.9
Same Store SG&A as % gross profit (1)	71.0%				70.8%

	Year Ended December 31, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$1,075.6	$(17.8)	$4.4	$(1.1)	$1,061.1
SG&A as % gross profit (1)	72.0%				71.0%

Same Store SG&A	$1,055.6	$(17.8)	$0.7	$(1.1)	$1,037.4
Same Store SG&A as % gross profit (1)	72.1%				70.8%

	Year Ended December 31, 2018
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
F&I, net	$401.3	$(1.1)	$—	$—	$400.2
SG&A expenses	$982.1	$(6.4)	$25.2	$(1.3)	$999.5
SG&A as % gross profit (1)	70.6%				71.9%

Same Store F&I, net	$393.6	$(1.1)	$—	$—	$392.6
Same Store SG&A	$974.9	$(6.4)	$4.7	$(1.3)	$971.8
Same Store SG&A as % gross profit (1)	71.7%				71.5%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in millions)

	Year Ended December 31, 2019
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$236.9	$(0.5)	$236.4
SG&A as % gross profit (1)	88.5%		88.3%

Same Store SG&A	$213.0	$—	$213.0
Same Store SG&A as % gross profit (1)	87.1%		87.1%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in millions)

	Year Ended December 31, 2019
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$46.0	$0.2	$(0.2)	$46.0
SG&A as % gross profit (1)	85.8%			85.8%

Same Store SG&A	$44.1	$—	$—	$44.1
Same Store SG&A as % gross profit (1)	86.3%			86.3%

	Year Ended December 31, 2018
	U.S. GAAP	Legal matters	Non-GAAP adjusted
SG&A expenses	$50.6	$(3.7)	$46.9
SG&A as % gross profit (1)	93.9%		87.1%

Same Store SG&A	$48.5	$(2.9)	$45.6
Same Store SG&A as % gross profit (1)	91.1%		85.7%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.